Exhibit 10.31

Execution Version

This AMENDMENT NO. 5 TO CREDIT AGREEMENT, dated as of May 21, 2025 (this “Amendment”), by and among ASIF FUNDING II, LLC, a Delaware limited liability company (together with its successors and assigns in such capacity, the “Borrower”), ARES STRATEGIC INCOME FUND, a Delaware statutory trust, as Parent (together with its successors and assigns in such capacity, the “Parent”) and Servicer (together with its successors and assigns in such capacity, the “Servicer”), the Lenders party hereto (the “Lenders”) and THE BANK OF NOVA SCOTIA, as the Administrative Agent (together with its successors and assigns in such capacity, the “Administrative Agent”).
WHEREAS, the Borrower, the Parent, the Servicer, the Lenders, the Administrative Agent, the Collateral Administrator, the Collateral Agent, the Custodian and the Document Custodian, are party to the Credit Agreement, dated as of March 1, 2024 (as previously amended by Amendment No. 1 to Credit Agreement, dated as of August 2, 2024, Amendment No. 2 to Credit Agreement, dated as of August 29, 2024, Amendment No. 3 to Credit Agreement, dated as of October 4, 2024, and Amendment No. 4 to Credit Agreement, dated as of April 8, 2025, and as further amended, modified and supplemented from time to time, the “Credit Agreement”). Terms used but not defined herein have the respective meanings given to such terms in the Credit Agreement.
WHEREAS, the Borrower and the Lenders desire to amend and otherwise modify the Credit Agreement, in accordance with Section 12.5 of the Credit Agreement and subject to the terms and conditions set forth herein.
NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
1. Amendments. As of the Effective Date (as defined below), the definitions of “Sanctioned Person” and “Sanctions” appearing in Section 1.1 of the Credit Agreement are hereby amended in their entirety and replaced with the following:
“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions related list of designated Persons maintained by OFAC, the U.S. Department of State, the United Nations Security Council, Canada, the United Kingdom, the European Union, any European Union member state or the United Arab Emirates, (b) any Person operating, organized or resident in a Sanctioned Country, (c) the government of a Sanctioned Country or the Government of Venezuela or (d) any Person owned or controlled by any such Person or Persons described in the foregoing clauses (a), (b) or (c).
“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC or the U.S. Department of State, (b) Canada, including Global Affairs Canada and Public Safety Canada, (c) the United Nations Security Council, (d) the European Union, (e) any European Union Member State, (f) His Majesty's Treasury of the United Kingdom or (g) the United Arab Emirates.

Scotia - Ares Warehouse - Amendment No. 5 to Credit Agreement 4903-3568-4666 v3.docx
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2. Representations and Warranties. (a) The Borrower hereby represents and warrants to the Lenders that, as of the date first written above and as of the Effective Date, (i) no Default, Event of Default or Servicer Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower contained in the Credit Agreement are true and correct in all material respects on and as of such day (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

(b) The Borrower represents and warrants that this Amendment has been duly and validly executed and delivered by it and constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable insolvency, bankruptcy or other laws affecting creditors’ rights generally, or general principles of equity, whether such enforceability is considered in a proceeding in equity or at law.

3. Conditions Precedent. This Amendment shall become effective upon the satisfaction of the following conditions (the first date on which all of the following conditions have been satisfied being referred to herein as the “Effective Date”).
(a)    The Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, the Parent, the Servicer, the Administrative Agent and the Lenders.
(b)    The representations and warranties set forth in this Amendment shall be true and correct in all material respects on the Effective Date.
(c)    No Default, Event of Default or Servicer Event of Default shall have occurred and be continuing as of the Effective Date.
4. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
5. Ratification. Except as expressly amended hereby, the Credit Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Amendment shall form a part of the Credit Agreement for all purposes.
6. Counterparts. The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.
7. Headings. The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.
8. Severability Clause. In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

9. Waiver of Notice Period. By its execution hereof, each of the Lenders waives any advance notice of this Amendment; provided that such waiver shall be expressly limited to this Amendment, and all other notice requirements under the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect.
[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

THE BORROWER:		ASIF FUNDING II, LLC, as Borrower

By: Ares Strategic Income Fund, its sole Manager

	By:	/s/ SCOTT C. LEM
	Name:	Scott C. Lem
	Title:	Chief Financial Officer and Treasurer

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Signature Page to Amendment No. 5 to Credit Agreement

THE ADMINISTRATIVE AGENT:		THE BANK OF NOVA SCOTIA

	By:	/s/ EDWARD RA
	Name:	Edward Ra
	Title:	Managing Director

	By:	/s/ RONNY SIRIZZOTTI
	Name:	Ronny Sirizzotti
	Title:	Director

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Signature Page to Amendment No. 5 to Credit Agreement

REVOLVING LENDER:		THE BANK OF NOVA SCOTIA, as Revolving
Lender

	By:	/s/ EDWARD RA
	Name:	Edward Ra
	Title:	Managing Director

	By:	/s/ RONNY SIRIZZOTTI
	Name:	Ronny Sirizzotti
	Title:	Director

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Signature Page to Amendment No. 5 to Credit Agreement

PARENT AND SERVICER:		ARES STRATEGIC INCOME FUND, as Parent
and Servicer

	By:	/s/ SCOTT C. LEM
	Name:	Scott C. Lem
	Title:	Chief Financial Officer and Treasurer

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Signature Page to Amendment No. 5 to Credit Agreement

REVOLVING LENDER:		AXA IM PRIVATE FINANCING II DESIGNATED ACTIVITY COMPANY,
as Revolving Lender

	By:	/s/ Nouhaila Shimi
	Name:	Nouhaila Shimi
	Title:	Private Financing Analyst

Signature Page to Amendment No. 5 to Credit Agreement